Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  521

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  521

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Cynthia Lo Bessette, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on May 29, 2021 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Fund/Ticker

Fidelity® SAI Municipal Money Market Fund/FMQXX

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Prospectus

May 29, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Municipal Money Market Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights

Fund Summary

Fund:
Fidelity® SAI Municipal Money Market Fund

Investment Objective

The fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Total annual operating expenses	0.16%
Fee waiver and/or expense reimbursement(a)	0.02%
Total annual operating expenses after fee waiver and/or expense reimbursement(b)	0.14%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.14% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through July 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

(b)In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® SAI Municipal Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® SAI Municipal Money Market Fund will be able to avoid a negative yield.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$14
3 years	$49
5 years	$88
10 years	$202

Principal Investment Strategies
  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax (but may be subject to the federal alternative minimum tax).
  Potentially investing up to 20% of assets in securities subject to state and/or federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

Although the fund is a money market fund, it will price and transact at a "floating" net asset value (NAV) that will fluctuate based on changes in the value of the fund's investments.

Principal Investment Risks
  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Income Risk. A low or negative interest rate environment can adversely affect the fund’s yield.
  Floating NAV. The fund does not maintain a constant NAV per share of $1.00. The value of the fund's shares will be calculated to four decimal places and will vary as a result of changes in the value of the securities in which the fund invests.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.40%	June 30, 2019
Lowest Quarter Return	0.01%	December 31, 2020
Year-to-Date Return	0.00%	March 31, 2021

Average Annual Returns
For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® SAI Municipal Money Market Fund	0.53%	1.11%

(a)From January 11, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

The fund is an institutional money market fund, which means that the net asset value (NAV) of the fund's shares will "float," fluctuating with changes in the values of the fund’s portfolio securities. The fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors.

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Fidelity normally calculates NAV each business day as of 4:00 p.m. Eastern time.

The fund's assets normally are valued as of this time for the purpose of computing NAV.

There is no purchase minimum for fund shares.

Tax Information

The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Principal Investment Strategies

The Adviser normally invests the fund's assets in municipal money market securities.

The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The supply of and demand for municipal money market securities can vary from time to time. When the Adviser believes that suitable municipal money market securities are not available, or during other unusual market conditions, the Adviser may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, liquidity, and diversification of the fund's investments. The Adviser may invest the fund's assets in municipal money market securities by investing in other funds. Although the fund is a money market fund, it will price and transact at a "floating" NAV that will fluctuate based on changes in the value of the fund's investments.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's yield will change daily based on changes in interest rates and other market conditions. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Certain types of securities, such as securities with longer maturities, can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Income Risk. The fund’s income, or yield, is based on short-term interest rates, which can fluctuate significantly over short periods. A low or negative interest rate environment can adversely affect the fund’s yield and, depending on its duration and severity, could prevent the fund from providing a positive yield. In addition, the fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. From time to time, the Adviser may reimburse expenses or waive fees for a class of a fund in order to avoid a negative yield, but there is no guarantee that the class or fund will be able to avoid a negative yield.

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact providers in a different country or region.

Floating NAV. The fund does not maintain a constant NAV per share of $1.00. The fund's NAV will be calculated to four decimal places and will vary as a result of changes in the value of the securities in which the fund invests.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective. In addition, different factors could affect a fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® SAI Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

The fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The NAV is the value of a single share. Fidelity normally calculates NAV each business day as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.

The value of the fund's shares will be calculated to four decimal places using "basis point" rounding (rounding to the nearest 1/100th of one percent).

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

The fund is an institutional money market fund, which means that the NAV of the fund's shares will "float," fluctuating with changes in the values of the fund's portfolio securities. The fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors.

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the statement of additional information (SAI).

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

The Adviser anticipates that shares of the fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option.

Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The fund has no exchange privilege with any other fund.

There is no minimum balance or purchase minimum for fund shares.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently, including, if applicable, periods when redemptions are suspended.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Special Limitations Affecting Redemptions:

The fund may impose liquidity fees and temporarily suspend redemptions based on the amount of fund assets that are “weekly liquid assets.” Weekly liquid assets generally include cash, direct obligations of the U.S. government, certain other U.S. government or agency securities, and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

If, at any time, the weekly liquid assets of the fund fall below 30% of total assets and the fund’s Board of Trustees determines it is in the fund’s best interests, the fund may, as early as the same day, impose a liquidity fee of no more than 2% and/or temporarily suspend redemptions for up to 10 business days in any 90 day period.

If, at the end of any business day, the weekly liquid assets of the fund fall below 10% of total assets, the fund will impose a liquidity fee of 1% on all redemptions beginning on the next business day, unless the fund’s Board of Trustees determines that imposing such a fee would not be in the fund’s best interests or determines that a lower or higher fee (not to exceed 2%) would be in the fund’s best interests. Any such fee would remain in effect until weekly liquid assets return to 30% or the fund’s Board of Trustees determines that the fee is no longer in the fund’s best interests. The Board of Trustees of the fund may determine that it would not be in the fund’s best interests to continue operating if the fund’s weekly liquid assets fall below 10% or under other circumstances, at which point, the fund may permanently suspend redemptions and liquidate.

Liquidity fees are designed to transfer the costs of liquidating fund securities from shareholders who remain in the fund to those who leave the fund during periods when liquidity is scarce. The fees are payable to the fund and any fees charged to a shareholder will fully or partially offset the gain or increase the loss realized by that shareholder upon redemption.

If liquidity fees are imposed or redemptions are suspended, the fund will notify shareholders on the fund’s website or by press release.

Policies Concerning the Redemption of Fund Shares

Regardless of whether your account is held directly with a fund or through an intermediary, a fund typically expects to pay redemption proceeds on the next business day (or earlier to the extent a fund offers a same day settlement feature) following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously. To the extent your account is held through an intermediary, it is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements (if authorized). These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

The fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Redemptions from the fund may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive (net of any liquidity fees imposed) when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2020, FMR Japan had approximately $4.2 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month.

The fund's annual management fee rate is 0.14% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended September 30, 2020.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity SAI Municipal Money Market Fund

Years ended March 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$1.0002	$1.0001	$.9999	$1.0000
Income from Investment Operations
Net investment income (loss)	.0013	.0142	.0146	.0023
Net realized and unrealized gain (loss)	.0002	.0001B	.0002	(.0001)
Total from investment operations	.0015	.0143	.0148	.0022
Distributions from net investment income	(.0013)	(.0142)	(.0146)	(.0023)
Distributions from net realized gain	(.0001)	–	–	–
Total distributions	(.0013)C	(.0142)	(.0146)	(.0023)
Net asset value, end of period	$1.0004	$1.0002	$1.0001	$.9999
Total ReturnD,E	.15%	1.44%	1.49%	.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.16%	.19%	.21%	.23%H,I
Expenses net of fee waivers, if any	.12%	.14%	.14%	.14%H
Expenses net of all reductions	.12%	.14%	.14%	.14%H
Net investment income (loss)	.08%	1.41%	1.46%	1.09%H
Supplemental Data
Net assets, end of period (000 omitted)	$445,828	$134,798	$295,510	$265,304

AFor the period January 11, 2018 (commencement of operations) to March 31, 2018.

BThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

CTotal distributions per share do not sum due to rounding.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized

IAudit fees are not annualized.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FundsNetwork are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9885503.104	OMM-PRO-0521

Fund	Ticker
Fidelity® SAI Municipal Money Market Fund	FMQXX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

May 29, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated May 29, 2021, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

OMM-PTB-0521
1.9885504.104

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

The fund may not make short sales of securities.

Margin Purchases

The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company LLC (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell commodities or commodity contracts.

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Oil, Gas, and Mineral Exploration Programs

The fund may not invest in oil, gas, or other mineral exploration or development programs.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Fidelity® SAI Municipal Money Market Fund may make additional investments while borrowings are outstanding.

Cash Management. A fund may hold uninvested cash. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of an intermediary with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider for purposes of making initial and ongoing minimal credit risk determinations for a money market fund. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Temporary Defensive Policies. Fidelity® SAI Municipal Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes. In addition, Fidelity® SAI Municipal Money Market Fund reserves the right to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers and the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with the Adviser or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, the Adviser or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. The Adviser or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, the Adviser or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser or its affiliates view hard dollar payments for research products and services as likely to reduce the fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below will decrease. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the European Union by FMR Investment Management (UK) Limited (FMR UK) will use research payment accounts (RPAs) to cover costs associated with equity and high yield external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK will establish a research budget. The budget will be set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK.

Impacted funds, like those funds that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

The Adviser or its affiliates may engage in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom the fund trades have been asked to participate in brokerage Commission Recapture Program.

Affiliated Transactions

The Adviser or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, the Adviser or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal years ended March 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended March 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended December 31, 2020, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, portfolio securities and assets held by a fund are valued as follows:

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by the Adviser or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year. Short-term capital gains are taxable at ordinary income tax rates.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT) for individuals, although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether an individual is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount is taxable to shareholders as ordinary income, not as capital gains.

Capital Gain Distributions. The fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended March 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended March 31, 2021, the committee held three meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended March 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Johnson (Chair), Kenneally (Vice Chair) and Gartland. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended March 31, 2021, the committee held seven meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® SAI Municipal Money Market Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® SAI Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® SAI Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended March 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® SAI Municipal Money Market Fund	$76	$70	$70	$72
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® SAI Municipal Money Market Fund	$87	$80	$76	$70
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$584,000	$534,000	$498,500	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

As of March 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of March 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Municipal Money Market Fund	STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND	BOSTON	MA	99.96%

As of March 31, 2021, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Municipal Money Market Fund	STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND	BOSTON	MA	99.96%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.14% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended March 31	Management Fees Paid to Investment Adviser
Fidelity® SAI Municipal Money Market Fund	2021	$389,867
	2020	$333,908
	2019	$492,439

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of Real Estate Investment Trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services.

Pricing and bookkeeping fees paid by the fund to FSC for the past three fiscal years are shown in the following table.

Fund	2021	2020	2019
Fidelity® SAI Municipal Money Market Fund	$0	$14,299(1)	$54,872

(1) Effective August 1, 2019, FMR is responsible for paying all pricing and bookeeping costs of the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® SAI Municipal Money Market Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

A full list of holdings may be obtained from the fund more frequently, including daily, upon request. A full list of the fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. The fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended March 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, and Strategic Advisers are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Salem Street Trust
Post-Effective Amendment No. 521

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Inflation‐Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2021 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2023 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 495.

(30)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 495.

(31)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 495.

(33)

Management Contract, dated January 16, 2020, between Fidelity SAI Emerging Markets Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 498.

(34)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 495.

(35)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 495.

(36)

Management Contract, dated January 16, 2020, between Fidelity SAI International Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 498.

(37)

Management Contract, dated January 16, 2020, between Fidelity SAI International Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 498.

(38)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 495.

(39)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 495.

(40)

Management Contract, dated May 14, 2020, between Fidelity SAI Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 509.

(41)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 495.

(42)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 495.

(45)

Management Contract, dated May 14, 2020, between Fidelity SAI Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 509.

(46)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 495.

(47)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Total Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 495.

(49)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 495.

(50)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 495.

(51)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 495.

(52)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 495.

(53)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 495.

(54)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 495.

(55)

Management Contract between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is to be filed by subsequent amendment.

(56)

Management Contract between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is to be filed by subsequent amendment.

(57)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 495.

(58)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 495.

(59)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 495.

(67)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 495.

(68)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 495.

(69)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 495.

(71)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment No. 495.

(72)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Dividend & Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 492.

(74)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Real Return Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Sustainability Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Total International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 495.

(79)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 495.

(80)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 495.

(81)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 513.

(82)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 513.

(83)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 513.

(85)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 513.

(86)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 513.

(88)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 513.

(89)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 513.

(91)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 495.

(92)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 513.

(93)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 495.

(94)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 495.

(95)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 498.

(96)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 513.

(97)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 495.

(98)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 498.

(99)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 498.

(100)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 495.

(101)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment No. 513.

(102)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 495.

(103)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 513.

(104)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 495.

(105)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 495.

(106)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 495.

(107)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 495.

(108)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 513.

(109)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 513.

(110)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 513.

(111)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 495.

(112)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 513.

(113)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 495.

(114)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 495.

(115)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 513.

(116)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 495.

(117)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(2) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(118)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No.517.

(119)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 492.

(120)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 492.

(121)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 492.

(122)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 492.

(123)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 492.

(124)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment No. 492.

(125)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(126)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(4) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(127)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No.517.

(128)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 492.

(129)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 492.

(130)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(115) of Post-Effective Amendment No. 492.

(131)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 492.

(132)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 492.

(133)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment No. 492.

(134)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(135)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(6) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(136)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(9) of Fidelity Garrison Street Trust’s (File No. 811-04861) Post-Effective Amendment No. 106.

(137)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment No. 492.

(138)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment No. 492.

(139)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 492.

(140)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 492.

(141)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 492.

(142)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No. 492.

(143)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 495.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 495.

(10)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Short‐Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 495.

(11)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 495.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 495.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 495.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 495.

(15)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 495.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 495.

(17)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 495.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 495.

(19)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 495.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 495.

(21)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 495.

(22)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 495.

(23)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 495.

(24)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 495.

(25)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 495.

(26)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 495.

(27)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (e)(27) of Post-Effective Amendment No. 495.

(28)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (e)(28) of Post-Effective Amendment No. 495.

(29)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 495.

(30)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 495.

(31)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 495.

(32)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(32) of Post-Effective Amendment No. 495.

(33)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 498.

(34)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 495.

(35)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 495.

(36)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 498.

(37)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 498.

(38)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 495.

(39)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 495.

(40)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 509.

(41)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 495.

(42)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(38) of Post-Effective Amendment No. 495.

(43)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 495.

(44)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 495.

(45)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 509.

(46)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(41) of Post-Effective Amendment No. 495.

(47)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(42) of Post-Effective Amendment No. 495.

(48)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (e)(43) of Post-Effective Amendment No. 495.

(49)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 495.

(50)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 495.

(51)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 495.

(52)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 495.

(53)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 495.

(54)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 495.

(55)

General Distribution Agreement between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is to be filed by subsequent amendment.

(56)

General Distribution Agreement between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is to be filed by subsequent amendment.

(57)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (e)(50) of Post-Effective Amendment No. 495.

(58)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(51) of Post-Effective Amendment No. 495.

(59)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 495.

(60)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 495.

(61)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(54) of Post-Effective Amendment No. 495.

(62)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(55) of Post-Effective Amendment No. 495.

(63)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(56) of Post-Effective Amendment No. 495.

(64)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 495.

(65)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(58) of Post-Effective Amendment No. 495.

(66)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 495.

(67)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(60) of Post-Effective Amendment No. 495.

(68)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (e)(61) of Post-Effective Amendment No. 495.

(69)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(62) of Post-Effective Amendment No. 495.

(70)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(63) of Post-Effective Amendment No. 495.

(71)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 495.

(72)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(65) of Post-Effective Amendment No. 495.

(73)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 492.

(74)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(67) of Post-Effective Amendment No. 495.

(75)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 495.

(76)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(69) of Post-Effective Amendment No. 495.

(77)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(70) of Post-Effective Amendment No. 495.

(78)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(71) of Post-Effective Amendment No. 495.

(79)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(72) of Post-Effective Amendment No. 495.

(80)

Form of Selling Dealer Agreement (most recently revised September 2010), is incorporated herein by reference to Exhibit (e)(5) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(81)

Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006), is incorporated herein by reference to Exhibit (e)(6) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(82)

Form of Bank Agency Agreement (most recently revised November 2014), is incorporated herein by reference to Exhibit (e)(7) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated as of March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity SAI International Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Value Index Fund, and Fidelity Total International Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated May 23, 2019, between Citibank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity Long-Term Treasury Bond Index Fund and Fidelity Real Estate Index Fund is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 482.

(4)

Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Total Bond Fund, and Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Flex Mid Cap Index Fund, Fidelity Flex Small Cap Index Fund, Fidelity Mid Cap Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Large Cap Value Index Fund, and Fidelity Small Cap Index Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(6)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex International Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Flex Real Estate Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Sustainability Index Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Amended and Restated 45 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 492.

(2)

Amended and Restated 9 Basis Point Expense Contract, dated January 1, 2020, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 492.

(3)

Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 503.

(4)

Schedule A for the Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 515.

(5)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Minimum Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Minimum Volatility Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Small Cap Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Total International Index Fund, and Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No.002-24389) Post-Effective Amendment No.172.

(i)

Legal Opinion of Dechert LLP, dated May 20, 2021, is filed herein as Exhibit (i).

(j)

Consent of PricewaterhouseCoopers LLP, dated May 20, 2021, is filed herein as Exhibit (j).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Institutional Class, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Inflation‐Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short‐Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 495.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 495.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 495.

(33)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 495.

(34)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 495.

(35)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 495.

(36)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 495.

(37)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 495.

(38)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 495.

(39)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Class A, is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 495.

(40)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Class I, is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 495.

(41)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 495.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class A, is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class I, is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class A, is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 495.

(46)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class I, is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 495.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(47) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 495.

(49)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 495.

(50)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 498.

(51)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 495.

(52)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 495.

(53)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 498.

(54)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 498.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 495.

(56)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 495.

(57)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 509.

(58)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 495.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 495.

(62)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 509.

(63)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 495.

(67)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 495.

(68)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 495.

(69)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 495.

(71)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 495.

(72)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(73)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(74)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(69) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 495.

(79)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 495.

(80)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 495.

(81)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 495.

(82)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 495.

(85)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 495.

(88)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 495.

(89)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 495.

(91)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 495.

(92)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(85) of Post-Effective Amendment No. 495.

(93)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 495.

(94)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 495.

(95)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 492.

(96)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 492.

(97)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class M, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 492.

(98)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 492.

(99)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class I, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 492.

(100)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 492.

(101)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 495.

(102)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Class K6, is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 495.

(103)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A, is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 495.

(104)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class M, is incorporated herein by reference to Exhibit (m)(97) of Post-Effective Amendment No. 495.

(105)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C, is incorporated herein by reference to Exhibit (m)(98) of Post-Effective Amendment No. 495.

(106)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class I, is incorporated herein by reference to Exhibit (m)(99) of Post-Effective Amendment No. 495.

(107)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class Z, is incorporated herein by reference to Exhibit (m)(100) of Post-Effective Amendment No. 495.

(108)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (m)(101) of Post-Effective Amendment No. 495.

(109)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(102) of Post-Effective Amendment No. 495.

(110)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (m)(103) of Post-Effective Amendment No. 495.

(111)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 495.

(112)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 495.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated January 14, 2021, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (n)(1) Fidelity Aberdeen Street Trust’s (File No. 033-43529) Post-Effective Amendment No. 139.

(2)

Schedule I (Fixed-Income), dated March 12, 2021, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated January 14, 2021, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (n)(2) of Fidelity Aberdeen Street Trust’s (File No. 033-43529) Post-Effective Amendment No. 139.

(3)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Funds, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(3) of Fidelity Municipal Trust’s (File No. 002-55725) Post-Effective Amendment No. 115.

(4)

Schedule I, dated August 1, 2018, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Fund, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 435.

(p)

(1)

The 2021 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p) of Fidelity Garrison Street Trust’s (File No. 811-04861) Amendment No. 105.

(2)

Code of Ethics, dated January 2020, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 503.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC (2019).

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC (2019).
Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Eric C. Green

Assistant Treasurer of Fidelity Management & Research Company LLC, Strategic Advisers LLC, Fidelity Distributors Company LLC, and FMR Capital Inc; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.  Previously served as Assistant Treasurer of FMRC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation (2019).

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC (2020), Secretary FMR Capital, Inc (2020).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Kenneth B. Robins	Compliance Officer of Fidelity Management & Research Company LLC (2020).
Bart Grenier	President of Fidelity Management & Research Company LLC (2019).
Margaret Serravalli	Chief Financial Officer of Fidelity Management & Research Company LLC (FMR) (2020).

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC (2019).
Risteard Hogan	Director of FMR Japan (2020).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan (2019).
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan (2020); Previously served as Compliance Officer of FMR Japan (2020).
Ryo Sato	Compliance Officer of FMR Japan (2020).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Niamh Brodie-Machura	Director FMR Investment Management (UK) Limited (2020).
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(5) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Robert Minicus	President and Chief Executive Officer (2021); Previously served as Director (2020), Director of FMR Investment Management (UK) Limited (2020).
Jeffrey S. Miller	Chief Operating Officer.
Joseph Ciardi	Chief Compliance Officer.
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Lionel Harris	Director (2021).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director (2019).
Michael Even	Director (2019).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Beech Gate Millfield Lane
Lower Kingswood, Tadworth, Surrey
KT20 6RP, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Sanjiv H. Mirchandani	President	None
Robert F. Bachman	Executive Vice President	None
Eric C. Green	Assistant Treasurer	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
Judy A. Marlinski	Director	None
John McGinty	Chief Compliance Officer (2021)	None
Timothy Mulcahy	Director	None
Matthew DePiero	Director	None
Michael Kearney	Treasurer	None
Natalie Kavanaugh	Secretary (2019)	None
Lisa D. Krieser	Assistant Secretary	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company, LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA; Citibank, N.A., 388 Greenwich Street, New York, NY, 10013; JPMorgan Chase Bank, 270 Park Avenue, New York, NY; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 521 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of May 2021.

Fidelity Salem Street Trust
By	/s/Laura M. Del Prato
Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	May 25, 2021
Laura M. Del Prato		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	May 25, 2021
John J. Burke III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	May 25, 2021
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	May 25, 2021
Elizabeth S. Acton

/s/Ann E. Dunwoody	*	Trustee	May 25, 2021
Ann E. Dunwoody

/s/Jonathan Chiel	*	Trustee	May 25, 2021
Jonathan Chiel

/s/John Engler	*	Trustee	May 25, 2021
John Engler

/s/Robert F. Gartland	*	Trustee	May 25, 2021
Robert F. Gartland

/s/Arthur E. Johnson	*	Trustee	May 25, 2021
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	May 25, 2021
Michael E. Kenneally

/s/Marie L. Knowles	*	Trustee	May 25, 2021
Marie L. Knowles

/s/Mark A. Murray	*	Trustee	May 25, 2021
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	May 25, 2021
Jennifer Toolin McAuliffe

†	By:	/s/Kevin M. Meagher
Kevin M. Meagher,pursuant to a power of attorney dated September 30, 2018and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson,pursuant to powers of attorney dated October 5, 2016 and January 1, 2019 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2019.

WITNESS our hands on this first day of January 2019.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/Ann E. Dunwoody	/s/Marie L. Knowles
Ann E. Dunwoody	Marie L. Knowles

/s/John Engler	/s/Jennifer Toolin McAuliffe
John Engler	Jennifer Toolin McAuliffe

/s/Robert F. Gartland	/s/Mark A. Murray
Robert F. Gartland	Mark A. Murray

/s/Arthur E. Johnson
Arthur E. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the “Funds”), hereby constitute and appoint Kevin M. Meagher, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of September 30, 2018.

/s/Abigail P. Johnson
Abigail P. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel